American Century World Mutual Funds, Inc. Prospectus and Summary Prospectus Supplement International Growth Fund ■ NT International Growth Fund
Supplement dated February 23, 2015 Prospectus dated April 1, 2014 ■ Summary Prospectus dated April 1, 2014 (as revised May 1, 2014)
The following is added as the last paragraph of the Portfolio Managers section of the prospectus and summary prospectus.
James G. Gendelman, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2015.
The following is added as the next to last paragraph of The Fund Management Team section of the prospectus.
James G. Gendelman
Mr. Gendelman, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2015. Prior to joining American Century, he was a fund co-manager at Marsico Capital Management, LLC. He has a bachelor’s degree in accounting from Michigan State University and an MBA in finance from the Booth Graduate School of Business at the University of Chicago.

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